SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 30, 2006

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                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

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      Virginia                   000-26591                    54-1909697
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


519 Kimball Ave., N.E.        Roanoke, Virginia                  24016
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 540-777-4427


(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

|__| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On January 30, 2006, the Board of Directors of RGC Resources, Inc. (the "Company") approved the Compensation Committee's bonuses in respect of 2005 and salaries in effect during 2006 for the executive officers of the Company. Under the Company's Amended and Restated Stock Bonus Plan (the "Plan"), executive officers are encouraged to own a position in the Company's common stock of at least 50% of the value of their annual salary. The Plan provides that officers with stock ownership positions below 50% of the value of their annual salaries must, unless otherwise approved by the Compensation Committee, receive no less than 50% of any such bonus in the form of Company stock.

                  The approved 2005 bonuses and 2006 salaries for the Company's executive officers are set forth below:

                         Officer                     Title                        Bonus          Salary

                  John B. Williamson, III   Chairman, President              $110,000            $275,000
                                            and CEO

                  John S. D'Orazio          Vice President and COO -           26,000             127,000
                                            Roanoke Gas Company

                  Howard T. Lyon            Vice President, Treasurer          26,000             114,000
                                            and Controller

                  Dale P. Moore             Vice President and                 22,000              99,000
                                            Secretary


ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On January 31, 2006, RGC Resources, Inc. issued a press release announcing the first quarter results for the quarter ending December 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. The information in this Current Report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.


ITEM 8.01.        OTHER EVENTS.

                  RGC Resources, Inc. issued a press release on January 30, 2006, announcing, among other things, the reelection of three Directors at its annual meeting of shareholders held on January 30, 2006. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. The information disclosed under this Item, including such
                  Exhibit 99.2, shall not be deemed "filed" for purposes of
                  Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 9.01.        FINANCIAL STATEMENT AND EXHIBITS.


99.1              Press Release dated January 31, 2006.

99.2              Press Release dated January 30, 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RGC RESOURCES, INC.



Date: February 1, 2006            By: s/Howard T. Lyon

                                       Howard T. Lyon
                                       Vice-President, Treasurer and Controller
                                      (Principal Financial Officer)